                                    BY-LAWS


                                      OF

                                 CINERGY CORP.







Adopted:    October 24, 1994
Amended:    January 25, 1996
Amended:    December 18, 1997
Amended:    April 22, 1998
Amended:    October 15, 1998
Amended:    April 21, 1999
Amended:    April 27, 2000
Amended:    December 14, 2000


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                              TABLE OF CONTENTS

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                                  ARTICLE I
                          OFFICES AND HEADQUARTERS

Section 1.1 Offices....................................................................    1
        1.2 Headquarters...............................................................    1

                                 ARTICLE II
                                STOCKHOLDERS

Section 2.1 Annual Meeting.............................................................    2
        2.2 Special Meetings...........................................................    4
        2.3 Notice of Meetings.........................................................    4
        2.4 Quorum.....................................................................    6
        2.5 Voting.....................................................................    6
        2.6 Presiding Officer and Secretary............................................    7
        2.7 Proxies....................................................................    8
        2.8 List of Stockholders.......................................................    8

                                 ARTICLE III
                                  DIRECTORS

Section 3.1 Number of Directors........................................................    9
        3.2 Election and Term of Directors.............................................    9
        3.3 Vacancies and Newly Created Directorships..................................   11
        3.4 Resignation................................................................   12
        3.5 Meetings...................................................................   12
        3.6 Quorum and Voting..........................................................   13
        3.7 Written Consent of Directors in Lieu of a Meeting..........................   13
        3.8 Compensation...............................................................   14
        3.9 Contracts and Transactions Involving Directors.............................   14

                                 ARTICLE IV
                    COMMITTEES OF THE BOARD OF DIRECTORS

Section 4.1 Appointment and Powers.....................................................   15

                                  ARTICLE V
                       OFFICERS, AGENTS AND EMPLOYEES

Section 5.1 Appointment and Term of Office.............................................   16
        5.2 The Chairman of the Board..................................................   17
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                                       i

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Section 5.3 Vice-Chairman..............................................................   18
        5.4 Chief Executive Officer....................................................   18
        5.5 The President..............................................................   18
        5.6 The Vice-Presidents........................................................   19
        5.7 The Secretary..............................................................   19
        5.8 The Treasurer..............................................................   20
        5.9 The Comptroller............................................................   21
       5.10 Resignation, Compensation and Bond.........................................   21

                                 ARTICLE VI
                              INDEMNIFICATION

Section 6.1 Indemnification of Directors, Officers, Employees and Agents...............   22
        6.2 Advances for Litigation Expenses...........................................   24
        6.3 Indemnification Nonexclusive...............................................   25
        6.4 Indemnity Insurance........................................................   25
        6.5 Definitions................................................................   25


                                 ARTICLE VII
                                COMMON STOCK

Section 7.1 Certificates...............................................................   26
        7.2 Transfers of Stock.........................................................   27
        7.3 Lost, Stolen or Destroyed Certificates.....................................   27
        7.4 Stockholder Record Date....................................................   27
        7.5 Beneficial Owners..........................................................   29

                                ARTICLE VIII
                                    SEAL

Section 8.1 Seal.......................................................................   30

                                 ARTICLE IX
                              WAIVER OF NOTICE

Section 9.1 Waiver of Notice...........................................................   30

                                  ARTICLE X
                                 FISCAL YEAR

Section 10.1 Fiscal Year...............................................................   31
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                                      ii

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                                 ARTICLE XI
                           CONTRACTS, CHECKS, ETC.

Section 11.1 Contracts, Checks, etc....................................................   31

                                 ARTICLE XII
                                 AMENDMENTS

Section 12.1 Amendments................................................................   31

                                ARTICLE XIII
                                  DIVIDENDS

Section 13.1 Dividends.................................................................   33
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                                      iii

                                   BY-LAWS

                                     OF

                      CINERGY CORP. (THE "CORPORATION")


                                  ARTICLE I

                          OFFICES AND HEADQUARTERS

                  SECTION 1.1 OFFICES. The location of the Corporation's principal office shall be in the City of Cincinnati, County of Hamilton, State of Ohio. The Corporation may, in addition to the aforesaid principal office, establish and maintain an office or offices elsewhere in Delaware, Ohio or Indiana or in such other states and places as the Board of Directors may from time to time find necessary or desirable, at which office or offices the books, documents, and papers of the Corporation may be kept.

                  SECTION 1.2 HEADQUARTERS. Subject to the sentence next following, the Corporation's headquarters and executive offices, shall be located in the City of Cincinnati, County of Hamilton, State of Ohio. The location of the Corporation's headquarters and executive offices may be changed from the City of Cincinnati, County of Hamilton, State of Ohio only by the affirmative vote of 80% of the full Board of Directors of the Corporation and not by the vote of any committee of the Board of Directors. As used in these By-Laws, the term "the full Board of Directors" shall mean all directors then in office together with any vacancies, however created. For the avoidance of doubt and as an example only, if the Board of Directors consists of 17 members and two vacancies exist, the affirmative vote of 14 of the 15 members of the Corporation's Board of Directors then in office would be required to authorize a change in location of the Corporation's headquarters and executive offices. The headquarters and executive offices of the Corporation's subsidiary, PSI Energy, Inc., shall be located in the City of Plainfield, Indiana and the headquarters and executive offices of the Corporation's subsidiary, The Cincinnati Gas & Electric Company, shall be located in the City of Cincinnati, Ohio.


                                   ARTICLE II

                                  STOCKHOLDERS

                  SECTION 2.1 ANNUAL MEETING. An annual meeting of stockholders of the Corporation for the election of directors and for the transaction of any other proper business shall be held at such time and date in each year as the Board of Directors may from time to time determine. The annual meeting in each year shall be held at such hour on said day and at such place within or without the State of Delaware as may be fixed by the Board of Directors, or if not so fixed, at the principal business office of the Corporation in the City of Cincinnati, County of Hamilton, State of Ohio.

                  In lieu of the foregoing and at the sole discretion of the Board of Directors, an annual meeting of stockholders of the Corporation for the election of directors and for the transaction of any other proper business may be held by means of remote communication (e.g., via the Internet) to the fullest extent permitted by Section 211 of the Delaware General Corporation Law.

                  No business may be transacted at an annual meeting of stockholders, other than business that is either: (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof); (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof); or (c) otherwise properly brought before the annual meeting by any stockholder of the Corporation: (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.1 and on the record date for the determination of stockholders entitled to vote at such annual meeting; and (ii) who complies with the notice procedures set forth in this Section 2.1.

                  In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

                  To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than ninety (90) calendar days nor more than one hundred twenty (120) calendar days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) calendar days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) calendar day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

                  To be in proper written form, a stockholder's notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and record address of such stockholder;
(iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names)

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in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

                  Notwithstanding anything to the contrary in the By-Laws, no business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.1; provided, however, that once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 2.1 shall be deemed to preclude discussion by any stockholder of any such business. If the presiding officer of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the presiding officer shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

                  SECTION 2.2 SPECIAL MEETINGS. A special meeting of the stockholders of the Corporation entitled to vote on any business to be considered at any such meeting may be called by the Chairman of the Board or the President or by a majority of the members of the Board of Directors then in office, acting with or without a meeting, or by the persons who hold 50% of all shares outstanding and entitled to vote thereat upon notice in writing, stating the time, place and purpose of the special meeting. The business transacted at the special meeting shall be confined to the purposes and objects stated in the call.

                  SECTION 2.3 NOTICE OF MEETINGS. Whenever stockholders are required or permitted to take any action at a meeting, unless notice is waived in writing by all stockholders entitled to vote at the meeting, a written notice of the meeting shall be given which shall state the place, if

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any, date and hour of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

                  In lieu of and/or in addition to the foregoing, notice of any meeting of the stockholders of the Corporation may be given via electronic transmission, to the fullest extent permitted by Section 232 of the Delaware General Corporation Law. To be valid, such electronic transmission notice must be in a form to which the stockholder has consented. Any stockholder can revoke consent to receive notice by a form of electronic transmission by written notice to the Corporation. Such consent shall be deemed revoked after two consecutive electronic transmissions by the Corporation are returned as undeliverable; provided, however, the inadvertent failure to treat any such undeliverable notices as a revocation shall not invalidate any meeting or other action. "Electronic transmission" shall mean any form of communication, not directly involving the physical transmission of paper, that creates a record and that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

                  Unless otherwise provided by law, and except as to any stockholder duly waiving notice, the written notice of any meeting shall be given personally, by mail, or by a form of electronic transmission consented to by the stockholder to whom notice is given, not less than 10 days nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, notice shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at his or her address as it appears on the records of the Corporation. If by a form of electronic transmission, notice shall be deemed given when transmitted to the stockholder in accordance with the provisions set forth herein; provided, however, that if the electronic transmission notice is posted on an electronic network (e.g., a website or chatroom), notice shall be deemed given upon the later of (A) such posting and (B) the giving of separate notice of the posting to the stockholder.

                  When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If, however, the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

                  SECTION 2.4 QUORUM. Except as otherwise provided by law or by the Certificate of Incorporation or by these By-Laws in respect of the vote required for a specified action, at any meeting of stockholders the holders of a majority of the outstanding stock entitled to vote thereat, either present, in person or represented by proxy, shall constitute a quorum for the transaction of any business, but the stockholders present, although less than a quorum, may adjourn the meeting to another time or place and, except as provided in the last paragraph of Section 2.3 of these By-Laws, notice need not be given of the adjourned meeting.

                  SECTION 2.5 VOTING. Whenever directors are to be elected at a meeting, they shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote thereon. Whenever any corporate action, other than the election of directors, is to be taken by vote of stockholders at a meeting, it shall, except as otherwise required by law or by the Certificate of Incorporation or by these By-Laws, be authorized by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote thereon.

                  Except as otherwise provided by law, or by the Certificate of Incorporation, each holder of record of stock of the Corporation entitled to vote on any matter at any meeting of stockholders shall be entitled to one (1) vote for each share of such stock standing in the name of such holder on the stock ledger of the Corporation on the record date for the determination of the stockholders entitled to vote at the meeting.

                  Upon the demand of any stockholder entitled to vote, the vote for directors or the vote on any other matter at a meeting shall be by written ballot, but otherwise the method of voting and the manner in which votes are counted shall be discretionary with the presiding officer at the meeting.

                  SECTION 2.6 PRESIDING OFFICER AND SECRETARY. At every meeting of stockholders, and where the offices of the Chairman of the Board and the Chief Executive Officer are held by different individuals, the Chief Executive Officer, or, in his or her absence, the Chairman of the Board, or, in his or her absence, the appointee of the meeting, shall preside. The Secretary, or, in his or her absence, an Assistant Secretary, or if none be present, the appointee of the presiding officer of the meeting, shall act as secretary of the meeting. The presiding officer shall have the authority to make all rules regarding the conduct of any meeting including, but not limited to, setting the agenda and/or determining the proper order of business, making arrangements with respect to matters of safety and security, determining reserved seating arrangements for certain stockholders and/or others in attendance, establishing guidelines or procedures for participation by stockholders and/or others in attendance, and making any determination with respect to possible adjournment and/or postponement.

                  SECTION 2.7 PROXIES. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him or her by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Every proxy shall be signed by the stockholder or by his duly authorized attorney. A stockholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission if such transmission is submitted with information from which it may be determined that the transmission was authorized by the stockholder.

                  SECTION 2.8 LIST OF STOCKHOLDERS. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

                  If any meeting of the Corporation's stockholders is to be held solely by means of remote communications (e.g., the Internet), the list must be made available to the stockholders during the entire meeting on a reasonably accessible electronic network. The notice of meeting must provide information by which the stockholder can gain access to the electronic list.

                  The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this Section or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.


                                   ARTICLE III

                                    DIRECTORS

                  SECTION 3.1 NUMBER OF DIRECTORS. The Board of Directors shall consist of a number of directors not less than seven (7) and not more than twenty-three (23) as determined by a vote of not less than 75% of the full Board of Directors ("Supermajority Vote"). Any such determination made by the Board of Directors shall continue in effect unless and until changed by the Board of Directors by Supermajority Vote, but no such change shall affect the term of any director then in office.

                  SECTION 3.2 ELECTION AND TERM OF DIRECTORS. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Except as may be required by applicable law, no person who is, at the time of nomination, 70 years of age or older shall be eligible for election as a director. Nominations of persons as candidates for election as directors of the Corporation may be made at a meeting of stockholders (i) by or at the direction of the Board of Directors acting by Supermajority Vote (or by a unanimous vote of the remaining directors if a Supermajority Vote is not obtainable because the number of vacancies on the Board of Directors); or (ii) by any stockholder of the Corporation entitled to vote for the election of directors at such meeting who complies with the notice procedures set forth herein. Any nomination other than those governed by clause (i) of the preceding sentence shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal office of the Corporation in the State of Ohio not less than 50 days prior to the meeting; provided, however, that if less than 60 days' notice or prior public disclosure of the date of the meeting is given to stockholders or made public, to be timely notice by a stockholder must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such stockholder's notice to the Secretary shall set forth: (a) as to each person whom the stockholder proposes to nominate for election as director: (i) the name, age, business address, and residence address of such person; (ii) the principal occupation or employment of such person; (iii) the class and number of any shares of capital stock of the Corporation that are beneficially owned by such person; and (iv) any other information relating to such person that is required to be disclosed in solicitations for proxies for the election of directors pursuant to any then existing rules or regulations promulgated under the Securities Exchange Act of 1934, as amended; and (b) as to the stockholder giving notice: (i) the name and record address of such stockholder; (ii) the class and number of shares of capital stock of the Corporation that are beneficially owned by such stockholder, and (iii) the period of time such stockholder has held such shares. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director. No person otherwise eligible for election as a director shall be eligible for election as a director unless nominated as set forth herein.

                  Commencing on October 24, 1994 (the "Classification Date") of the Board of Directors of the Corporation, the terms of office of the Board of Directors shall be divided into three (3) classes, Class I, Class II and Class III, as determined by the Board of Directors. All classes shall be as nearly equal in number as possible.

                  The terms of office of directors classified shall be as follows: (1) that of Class I shall expire at the annual meeting of stockholders that occurs within the first year after the Classification Date, (2) that of Class II shall expire at the annual meeting of stockholders that occurs within the second year after the Classification Date, and (3) that of Class III shall expire at the annual meeting of stockholders that occurs within the third year after the Classification Date. At each annual meeting of stockholders after the Classification Date, the successors to directors whose terms shall expire shall be elected to serve from the time of election and qualification until the third annual meeting following election and until a successor shall have been elected and qualified or until his earlier resignation, removal from office or death. As being under 70 years of age constitutes a continuing qualification for service on the Board of Directors, any director who reaches the age of 70 years while in office shall, except as limited by applicable law, promptly resign from the Corporation's Board of Directors.

                  SECTION 3.3 VACANCIES AND NEWLY CREATED DIRECTORSHIPS. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by election at a meeting of stockholders. Except as otherwise provided by law, and notwithstanding the provision of Section 3.6, the remaining directors, whether or not constituting a majority of the whole authorized number of directors, may, by not less than a Supermajority Vote (or by a unanimous vote of the remaining directors if a Supermajority Vote is not obtainable because of the number of vacancies on the Board of Directors) fill any vacancy in the Board, however arising, for the unexpired term thereof. Any person elected to fill a vacancy in the Board shall hold office until the expiration of the term of office for the class to which he or she is elected and until a successor is elected and qualified or until his or her earlier resignation, removal from office or death.

                  SECTION 3.4 RESIGNATION. Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation. Any such resignation shall take effect at the time specified therein or, if the time be not specified, upon receipt thereof, and the acceptance of such resignation, unless required by the terms thereof, shall not be necessary to make such resignation effective.

                  SECTION 3.5 MEETINGS. Meetings of the Board of Directors, regular or special, may be held at any place within or without the State of Delaware. Members of the Board of Directors, or of any committee designated by the Board, may participate in a meeting of such Board or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting. An annual meeting of the Board of Directors shall be held within 10 days after each annual election of directors. If such election occurs at an annual meeting of stockholders, the annual meeting of the Board of Directors shall be held at such time and place as shall be specified by the Board, and no notice thereof need be given. The Board of Directors may fix times and places for regular meetings of the Board and no notice of such meetings need be given. A special meeting of the Board of Directors shall be held whenever called by the Chairman of the Board, the Chief Executive Officer, the President or by the written request of a majority of the members of the Board of Directors, at such time and place as shall be specified in the notice or waiver thereof. Notice of each special meeting shall be given by the Secretary or by a person calling the meeting to each director in writing, through the mail, or personally served or by telephone, telecopy, telegram, cablegram or radiogram, or via any form of electronic transmission, in each such case within such time frame as the person calling the meeting shall deem appropriate, and such notice shall be deemed to be given at the time when the same shall be transmitted.

                  SECTION 3.6 QUORUM AND VOTING. A majority of the full Board of Directors shall constitute a quorum for the transaction of business, but, if there be less than a quorum at any meeting of the Board of Directors, a majority of the directors present may adjourn the meeting from time to time, and no further notice thereof need be given other than announcement at the meeting which shall be so adjourned. Except as otherwise provided by law, by the Certificate of Incorporation, or by these By-Laws (including, without limitation, where any Supermajority Vote or any other vote in excess of a majority is required), the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

                  SECTION 3.7 WRITTEN CONSENT OF DIRECTORS IN LIEU OF A MEETING. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board or of such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmissions are filed with the minutes of proceedings of the Board or committee.

                  SECTION 3.8 COMPENSATION. Each director of the Corporation (other than directors who are salaried officers of the Corporation or any of its subsidiaries) shall be entitled to receive as compensation for services such reasonable compensation, which may include pension, disability and death benefits, as may be determined from time to time by the Board of Directors. Reasonable compensation may also be paid to any person other than a director officially called to attend any such meeting.

                  SECTION 3.9 CONTRACTS AND TRANSACTIONS INVOLVING DIRECTORS. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose, if: (1) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

                                   ARTICLE IV

                      COMMITTEES OF THE BOARD OF DIRECTORS

                  SECTION 4.1 APPOINTMENT AND POWERS. The Board of Directors may, by resolution adopted by a majority of the Board, designate from time to time (subject to Article V hereof) no less than three (3) and no more than six
(6) of their number to constitute an Executive Committee, and may delegate to such committee power to authorize the seal of the Corporation to be affixed to all papers which may require it and to exercise in the intervals between the meetings of the Board of Directors the powers of the Board in the management of the business and affairs of the Corporation to the fullest extent permitted by
Section 141(c)(1) of the Delaware General Corporation Law; provided, however, that the Executive Committee shall not have the power or authority to take any action for which a Supermajority Vote or other vote in excess of a majority of the Board of Directors is required. Each member of the Executive Committee shall continue to be a member thereof only during the pleasure of a majority of the full Board of Directors.

                  The Executive Committee may act by a majority of its members at a meeting or by a writing signed by all of its members.

                  All action by the Executive Committee shall be reported to the Board of Directors at its meeting next succeeding such action.

                  Non-employee members of such Executive Committee shall be entitled to receive such fees and compensation as the Board of Directors may determine.

                  The Board of Directors may also appoint a Finance Committee, a Corporate Governance Committee, an Audit Committee, a Public Policy Committee and a Compensation Committee and may also appoint such other standing or temporary committees from time to time as they may see fit, delegating to such committees all or any part of their own powers (subject to the provisions of these By-Laws); provided, however, that any compensation or benefits to be paid to an executive officer who is also a director must be approved by the Board of Directors. The members of such committees shall be entitled to receive such fees as the Board may determine.

                  The Board of Directors shall not amend, modify, vary or waive any of the terms of the Amended and Restated Agreement and Plan of Reorganization by and among The Cincinnati Gas & Electric Company, PSI Resources, Inc., PSI Energy, Inc., the Corporation, Cinergy Corp., an Ohio corporation, and Cinergy Sub, Inc. dated as of December 11, 1992, as amended and restated as of July 2, 1993 and as of September 10, 1993 and as further amended as of June 20, 1994, as of July 26, 1994 and as of September 30, 1994 (the "Merger Agreement") other than by a Supermajority Vote of the Board of Directors.

                                    ARTICLE V

                         OFFICERS, AGENTS AND EMPLOYEES

                  SECTION 5.1 APPOINTMENT AND TERM OF OFFICE. The executive officers of the Corporation, shall consist of a Chairman of the Board, a Vice-Chairman, a Chief Executive

Officer, a President, one or more Vice-Presidents, a Secretary, a Treasurer and a Comptroller, all of whom shall be elected by the Board of Directors by a Supermajority Vote, and shall hold office for one (1) year and until their successors are chosen and qualified. Any number of such offices may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity. Any vacancy occurring in the office of the Chairman, Chief Executive Officer or President shall be filed by Supermajority Vote of the Board of Directors. The Chairman, Chief Executive Officer or President shall be subject to removal without cause only by Supermajority Vote of the Board of Directors at a special meeting of the Board of Directors called for that purpose.

                  The Board of Directors may appoint, and may delegate power to appoint, such other non-executive officers, agents and employees as it may deem necessary or proper, who shall hold their offices or positions for such terms, have such authority and perform such duties as may from time to time be determined by or pursuant to authorization of the Board of Directors.

                  SECTION 5.2 THE CHAIRMAN OF THE BOARD. The Chairman of the Board shall be a director and shall preside at all meetings of the Board of Directors and, in the absence or inability to act of the Chief Executive Officer, meetings of stockholders and shall, subject to the Board's direction and control, be the Board's representative and medium of communication, and shall perform such other duties as may from time-to-time be assigned to the Chairman of the Board by Supermajority Vote of the Board of Directors. The Chairman of the Board shall direct the long-term strategic planning process of the Corporation and shall also lend his or her expertise to the President, as may be requested from time-to-time by the President. The Chairman shall be a member of the Executive Committee.

                  SECTION 5.3 VICE-CHAIRMAN. The Vice-Chairman of the Board shall be a director and shall preside at meetings of the Board of Directors in the absence or inability to act of the Chairman of the Board or meetings of stockholders in the absence or inability to act of the Chief Executive Officer and the Chairman of the Board. The Vice-Chairman shall perform such other duties as may from time-to-time be assigned to him or her by Supermajority Vote of the Board of Directors. The Vice-Chairman shall be a member of the Executive Committee and may be a member of such other committees of the Board as it shall from time to time deem appropriate.

                  SECTION 5.4 CHIEF EXECUTIVE OFFICER. The Chief Executive Officer shall be a director and shall preside at all meetings of the stockholders, and, in the absence or inability to act of the Chairman of the Board and the Vice-Chairman, meetings of the Board of Directors, and shall submit a report of the operations of the Corporation for the fiscal year to the stockholders at their annual meeting and from time-to-time shall report to the Board of Directors all matters within his or her knowledge which the interests of the Corporation may require be brought to their notice. The Chief Executive Officer shall be the chairman of the Executive Committee and ex officio a member of all standing committees. Where the offices of President and Chief Executive Officer are held by different individuals, the President will report directly to the Chief Executive Officer.

                  SECTION 5.5 THE PRESIDENT. The President shall be the chief operating officer of the Corporation. The President shall have general and active management and direction of the affairs of the Corporation, shall have supervision of all departments and of all officers of the Corporation, shall see that the orders and resolutions of the Board of Directors and of the Executive Committee are carried into effect, and shall have the general powers and duties of supervision and management usually vested in the office of President of a corporation. All corporate officers and functions except those reporting to the Chairman of the Board or the Chief Executive Officer shall report directly to the President.

                  SECTION 5.6 THE VICE-PRESIDENTS. The Vice-Presidents shall perform such duties as the Board of Directors shall, from time to time, require. In the absence or incapacity of the President, the Vice President designated by the President or Board of Directors or Executive Committee shall exercise the powers and duties of the President.

                  SECTION 5.7 THE SECRETARY. The Secretary shall attend all meetings of the Board of Directors, of the Executive Committee and any other committee of the Board of Directors and of the stockholders and act as clerk thereof and record all votes and the minutes of all proceedings in a book to be kept for that purpose, and shall perform like duties for the standing committees when required.

                  The Secretary shall keep in safe custody the seal of the Corporation and, whenever authorized by the Board of Directors or the Executive Committee, affix the seal to any instrument requiring the same.

                  The Secretary shall see that proper notice is given of all the meetings of the stockholders of the Corporation and of the Board of Directors and shall perform such other duties as may be prescribed from time to time by the Board of Directors, the Chairman, the Chief Executive Officer, or the President.

                  Assistant Secretaries. At the request of the Secretary, or in his or her absence or inability to act, the Assistant Secretary or, if there be more than one, the Assistant Secretary designated by the Secretary, shall perform the duties of the Secretary and when so acting shall have all the powers of and be subject to all the restrictions of the Secretary. The Assistant Secretaries shall perform such other duties as may from time to time be assigned to them by the President, the Secretary, or the Board of Directors.

                  SECTION 5.8 THE TREASURER. The Treasurer shall be the financial officer of the Corporation, shall keep full and accurate accounts of all collections, receipts and disbursements in books belonging to the Corporation, shall deposit all moneys and other valuables in the name and to the credit of the Corporation, in such depositories as may be directed by the Board of Directors, shall disburse the funds of the Corporation as may be ordered by the Board of Directors, the Chairman, the Chief Executive Officer, or the President, taking proper vouchers therefor, and shall render to the President, the Chief Executive Officer, the Chairman, and/or directors at all regular meetings of the Board, or whenever they may require it, and to the annual meeting of the stockholders, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation.

                  The Treasurer shall also perform such other duties as the Board of Directors, the Chairman, the Chief Executive Officer, or the President may from time to time require.

                  If required by the Board of Directors the Treasurer shall give the Corporation a bond in a form and in a sum with surety satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and the restoration to the Corporation in the case of his or her death, resignation or removal from office of all books, papers, vouchers, money and other property of whatever kind in his or her possession belonging to the Corporation.

                  Assistant Treasurers. At the request of the Treasurer, or in his or her absence or inability to act, the Assistant Treasurer or, if there be more than one, the Assistant Treasurer designated by the Treasurer, shall perform the duties of the Treasurer and when so acting shall have all the powers of and be subject to all the restrictions of the Treasurer. The Assistant Treasurers shall perform such other duties as may from time to time be assigned to them by the President, the Treasurer, or the Board of Directors.

                  SECTION 5.9 THE COMPTROLLER. The Comptroller shall have control over all accounts and records of the Corporation pertaining to moneys, properties, materials and supplies. He or she shall have executive direction over the bookkeeping and accounting departments and shall have general supervision over the records in all other departments pertaining to moneys, properties, materials and supplies. He or she shall have such other powers and duties as are incident to the office of Comptroller of a corporation and shall be subject at all times to the direction and control of the Board of Directors, the Chairman, the Chief Executive Officer, the President, or a Vice President.

                  Assistant Comptrollers. At the request of the Comptroller, or in his or her absence or inability to act, the Assistant Comptroller or, if there be more than one, the Assistant Comptroller designated by the Comptroller, shall perform the duties of the Comptroller and when so acting shall have all the powers of and be subject to all the restrictions of the Comptroller. The Assistant Comptrollers shall perform such other duties as may from time to time be assigned to them by the President, the Comptroller, or the Board of Directors.

                  SECTION 5.10 RESIGNATION, COMPENSATION AND BOND. Any resignation from office by any officer of the Corporation also shall be deemed, to the extent applicable, to be a resignation from any similar office held by such resigning officer at any affiliate or subsidiary of the Corporation, unless otherwise expressly provided for within the resigning officer's letter of resignation. The compensation of the officers of the Corporation shall be fixed by the

Compensation Committee of the Board of Directors or, in lieu of the Compensation Committee, by the Board of Directors, but this power may be delegated to any officer in respect of other officers under his or her control. The Corporation may secure the fidelity of any or all of its officers, agents or employees by bond or otherwise.


                                   ARTICLE VI

                                 INDEMNIFICATION

                  SECTION 6.1 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS.

                  (A) Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than any action or suit by or in the right of the Corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (specifically including employee benefit plans), shall be indemnified by the Corporation, if, as and to the extent authorized by applicable law, against expenses (specifically including attorney's fees), judgments, fines (specifically including any excise taxes assessed on a person with respect to an employee benefit plan) and amounts paid in settlement actually and reasonably incurred by him or her in connection with the defense or settlement of such action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner he or she reasonably believed to be in and not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful.

                  (B) The Corporation shall, to the extent not prohibited by applicable law, indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for-profit, partnership, joint venture, trust or other enterprise (specifically including employee benefit plans), against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Corporation; provided that, no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

                  (C) To the extent that a director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in the paragraphs (A) or (B) of this Section, or in defense of any claim, issue, or matter therein, he or she shall be indemnified against expenses, specifically including attorneys' fees, actually and reasonably incurred by him or her in connection therewith.

                  (D) Any indemnification under Paragraphs (A) and (B) of this Section, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in such Paragraphs (A) and (B). Such determination shall be made as follows: (1) by a majority vote of the Board of Directors, even if less than a quorum, consisting of directors who were not parties to such action, suit, or proceeding; (2) by a committee of such directors designated by a majority vote of such directors, even if less than a quorum; (3) if the quorum described in (D)(1) of this Section is not obtainable or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion; or (4) by the stockholders.

                  SECTION 6.2 ADVANCES FOR LITIGATION EXPENSES. Expenses (including attorneys' fees) incurred by a director, officer, employee, or agent of the Corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding, shall be paid by the Corporation as they are incurred in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director, officer, employee, or agent: (1) to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article VI; and (2) to cooperate reasonably with the Corporation concerning the action, suit or proceeding.

                  SECTION 6.3 INDEMNIFICATION NONEXCLUSIVE. The indemnification provided by this Article shall not be exclusive of and shall be in addition to any other rights granted to those seeking indemnification under the Certificate of Incorporation, these By-Laws, any agreement, any vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

                  SECTION 6.4 INDEMNITY INSURANCE. The Corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance, on behalf of or for any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, trustee, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under this Article. Insurance may be purchased from or maintained with a person in which the Corporation has a financial interest.

                  SECTION 6.5 DEFINITIONS. For purposes of this Article: (1) a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall conclusively be deemed to have acted in a manner "not opposed to the best interests of the Corporation"; (2) a person shall be deemed to have acted in "good faith" and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe his conduct was unlawful, if his action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to him by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise; (3) the term "another enterprise" as used in this Article VI shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent; and (4) references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger, which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, and agents.


                                   ARTICLE VII

                                  COMMON STOCK

                  SECTION 7.1 CERTIFICATES. Certificates for stock of the Corporation shall be in such form as shall be approved by the Board of Directors and shall be signed in the name of the Corporation by the Chairman or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary. Such certificates may be sealed with the seal of the Corporation or a facsimile thereof. Any of or all the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

                  SECTION 7.2 TRANSFERS OF STOCK. Transfers of stock shall be made only upon the books of the Corporation by the holder, in person or by duly authorized attorney, and on the surrender of the certificate or certificates for such stock properly endorsed. The Board of Directors shall have the power to make all such rules and regulations, not inconsistent with the Certificate of Incorporation and these By-Laws and the law, as the Board of Directors may deem appropriate concerning the issue, transfer and registration of certificates for stock of the Corporation. The Board of Directors or the Finance Committee may appoint one (1) or more transfer agents or registrars of transfers, or both, and may require all stock certificates to bear the signature of either or both.

                  SECTION 7.3 LOST, STOLEN OR DESTROYED CERTIFICATES. The Corporation may issue a new stock certificate in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate or his or her legal representative to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate. The Board of Directors may require such owner to satisfy other reasonable requirements.

                  SECTION 7.4 STOCKHOLDER RECORD DATE. (A) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting.

                  If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

                  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; providing, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                  (B) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in this State, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolutions taking such prior action.

                  (C) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

                  SECTION 7.5 BENEFICIAL OWNERS. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

                                  ARTICLE VIII

                                      SEAL

                  SECTION 8.1 SEAL. The seal of the Corporation shall be circular in form and shall bear, in addition to any other emblem or device approved by the Board of Directors, the name of the Corporation, the year of its incorporation and the words "Corporate Seal" and "Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.


                                   ARTICLE IX

                                WAIVER OF NOTICE

                  SECTION 9.1 WAIVER OF NOTICE. Whenever notice is required to be given by statute, or under any provision of the Certificate of Incorporation or these By-Laws, a written waiver thereof, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. In the case of a stockholder, such waiver of notice may be signed by such stockholder's attorney or proxy duly appointed in writing. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice or any waiver by electronic transmission.

                                    ARTICLE X

                                   FISCAL YEAR

                  SECTION 10.1 FISCAL YEAR. The Fiscal Year of the Corporation shall begin on the first day of January and terminate on the thirty-first day of December each year.


                                   ARTICLE XI

                             CONTRACTS, CHECKS, ETC.

                  SECTION 11.1 CONTRACTS, CHECKS, ETC. The Board of Directors or the Finance Committee may by resolution adopted at any meeting designate officers of the Corporation who may in the name of the Corporation execute contracts, checks, drafts, and orders for the payment of money in its behalf and, in the discretion of the Board of Directors or the Finance Committee, such officers may be so authorized to sign such contracts or checks singly without the necessity of counter-signature.


                                   ARTICLE XII

                                   AMENDMENTS

                  SECTION 12.1 AMENDMENTS. Except as set forth below, these By-Laws may be amended or repealed by the Board of Directors or by the affirmative vote of the holders of a majority of the issued and outstanding common stock of the Corporation, or by the unanimous written consent of the holders of the issued and outstanding common stock of the Corporation.

                  Notwithstanding the foregoing paragraph, the affirmative vote of the holders of at least 80% of the issued and outstanding shares of common stock of the Corporation shall be required to amend, alter or repeal, or adopt any provision inconsistent with, the requirements of Section 2.2,
Section 3.1, Section 3.2, Section 3.3 or this paragraph of Section 12.1 of these By-Laws, in addition to any requirements of law and any provisions of the Certificate of Incorporation, any By-law, or any resolution of the Board of Directors adopted pursuant to the Certificate of Incorporation (and notwithstanding that a lesser percentage may be specified by law, the Certificate of Incorporation, these By-Laws, such resolution, or otherwise).

                  Notwithstanding any of the foregoing, the affirmative vote of a majority of the holders of the issued and outstanding common stock of the Corporation shall be required to amend, alter or repeal, or adopt any provision inconsistent with (i) any provision of these By-Laws requiring a Supermajority Vote of the Board of Directors (including this provision of Section 12.1) or (ii) the responsibilities of the Chief Executive Officer or President as set forth in Section 5.4 or Section 5.5, and the Board of Directors shall not recommend any such amendment to such provisions to the stockholders unless the proposed amendment is approved by the Board of Directors acting by Supermajority Vote.

                                  ARTICLE XIII

                                    DIVIDENDS

                  SECTION 13.1 DIVIDENDS. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, in property, or in shares of the capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.